EXHIBIT 21.1

SUBSIDIARIES

Name	Jurisdiction of Organization	Percentage Ownership
Capital Senior Living, Inc.	Texas	100%
Capital Senior Development, Inc.	Texas	100%
Capital Senior Management 1, Inc.	Texas	100%
Capital Senior Management 2, Inc.	Texas	100%
Capital Senior Management AC, Inc.	Delaware	100%
Capital Senior East Lansing, LLC	Delaware	100%
Capital Senior Peoria, LLC	Delaware	100%
Capital Senior Raleigh, LLC	Delaware	100%
Capital Senior Winston-Salem, LLC	Delaware	100%
CSL Hearth GP, LLC	Delaware	100%
CSL Midwest GP, LLC	Delaware	100%
Capital Senior Living Properties, Inc.	Texas	100%
Capital Senior Living Properties 2, Inc.	Texas	100%
Capital Senior Living Properties 2, — Atrium of Carmichael, Inc.	Delaware	100%
Capital Senior Living Properties 2, — Crosswood Oaks, Inc.	Delaware	100%
Capital Senior Living Properties 2 — Gramercy, Inc.	Delaware	100%
Capital Senior Living Properties 2, — Heatherwood, Inc.	Delaware	100%
Capital Senior Living Properties 2 — NHPT, Inc.	Delaware	100%
Capital Senior Living Properties 2, — Tesson Heights, Inc.	Delaware	100%
Capital Senior Living Properties 2 — Veranda Club, Inc.	Delaware	100%
Capital Senior Living Properties 3, Inc.	Delaware	100%
Capital Senior Living Properties 4, Inc.	Delaware	100%
Capital Senior Living Properties 5, Inc,	Delaware	100%
Capital Senior Living Properties 6, Inc.	Delaware	100%
Capital Senior Living A, Inc.	Delaware	100%
Capital Senior Living, ILM-A, Inc.	Delaware	100%
Capital Senior Living P-B, Inc.	Delaware	100%
Capital Senior Living ILM-B, Inc.	Delaware	100%
Capital Senior Living P-C, Inc.	Delaware	100%
Capital Senior Living ILM-C, Inc.	Delaware	100%
Capital Senior Living Acquisition, LLC	Delaware	100%
CGI Management, Inc.	Delaware	100%
CSL LeaseCo, Inc.	Delaware	100%
Quality Home Care, Inc.	Indiana	100%
Triad Senior Living I, LP	Texas	100%
Triad Senior Living II, LP	Texas	100%
Triad Senior Living III, LP	Texas	100%
Triad Senior Living IV, LP	Texas	100%
Triad Senior Living V, LP	Texas	100%
Capital Senior Management S, Inc.	Texas	100%
Capital Texas S, LLC	Delaware	100%
CSL CE Arlington, LLC	Delaware	100%
CSL CE College Station, LLC	Delaware	100%
CSL CE Conroe, LLC	Delaware	100%

Name	Jurisdiction of Organization	Percentage Ownership
CSL CE Corpus, LLC	Delaware	100%
CSL CE Stephenville, LLC	Delaware	100%
CSL RE Corpus, LLC	Delaware	100%
CSL S Cleburne, LLC	Delaware	100%
CSL S Conroe, LLC	Delaware	100%
CSL S Longview, LLC	Delaware	100%
CSL S Mansfield, LLC	Delaware	100%
CSL S McKinney, LLC	Delaware	100%
CSL S Nacogdoches, LLC	Delaware	100%
CSL S Palestine, LLC	Delaware	100%
CSL S Paris, LLC	Delaware	100%
CSL S Sherman, LLC	Delaware	100%
CSL S Tyler, LLC	Delaware	100%
CSL S Waxahachie, LLC	Delaware	100%
CSL S Weatherford, LLC	Delaware	100%
Capital Midwest, LLC	Delaware	100%
CSL 108th & Q, LLC	Delaware	100%
CSL Ames, LLC	Delaware	100%
CSL Batesville, LLC	Delaware	100%
CSL Chardon, LLC	Delaware	100%
CSL Columbus, LLC	Delaware	100%
CSL Granbury, LLC	Delaware	100%
CSL Hamilton, LLC	Delaware	100%
CSL Harbor Court, LLC	Delaware	100%
CSL Keystone Woods, LLC	Delaware	100%
CSL Kokomo, LLC	Delaware	100%
CSL Laurelhurst NC, LLC	Delaware	100%
CSL Marion, LLC	Delaware	100%
CSL Miracle Hills, LLC	Delaware	100%
CSL Montclair, LLC	Delaware	100%
CSL North Pointe SC, LLC	Delaware	100%
CSL Prestwick, LLC	Delaware	100%
CSL Remington, LLC	Delaware	100%
CSL Riverbend IN, LLC	Delaware	100%
CSL Shaker Heights, LLC	Delaware	100%
CSL Summit Place SC, LLC	Delaware	100%
CSL Summit Point, LLC	Delaware	100%
CSL Towne Centre, LLC	Delaware	100%
CSL White River, LLC	Delaware	100%
CSL Woodbridge, LLC	Delaware	100%
CSL Wynnfield Crossing, LLC	Delaware	100%
CSL Van Dorn, LLC	Delaware	100%
CSL Village of Columbus, LLC	Delaware	100%
CSL Windermere, LLC	Delaware	100%
HealthCare Properties Liquidating Trust	Delaware	57%

Name	Jurisdiction of Organization	Percentage Ownership
Midwest Portfolio Holding II, LP	Delaware	15%
Midwest Portfolio Holdings, LP	Delaware	11%
SHPIII/CSL Miami, LLC	Delaware	10%
SHPIII/CSL Richmond Heights, LLC	Delaware	10%
SHPIII/CSL Levis Commons, LLC	Delaware	10%
SHPII/CSL Libertyville LLC	Delaware	5%
SHPII/CSL Naperville LLC	Delaware	5%
SHPII/CSL Summit LLC	Delaware	5%
SHPII/CSL Trumbull LLC	Delaware	5%